SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

PLACER SIERRA BANCSHARES

(Exact Name of Registrant as Specified in Charter)

California	0-50652	94-3411134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California 95814	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 554-4750

(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Board of Placer Sierra Bancshares (the “Company”) approved a one-year extension of the term of the employment agreement of each of Ronald W. Bachli, Chairman and Chief Executive Officer of the Company, and David E. Hooston, Chief Financial Officer of the Company, on October 26, 2004.

Descriptions of the material terms of the agreements and other material relationships between the parties are hereby incorporated by reference from the Company’s Registration Statement on Form S-1, No. 333-112778.

Item 2.02 Results of Operations and Financial Condition

On October 27, 2004, the Company issued an earnings release announcing its financial results for the third quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On October 26, 2004, the Company appointed Randall E. Reynoso, [46], as President of the Company. Previously, Mr. Reynoso served as President and Chief Operating Officer of the Company’s wholly-owned subsidiary, Placer Sierra Bank and its division, Sacramento Commercial Bank, since October 28, 2003. Mr. Reynoso joined Placer Sierra Bank in March 2000, as Senior Vice President and Commercial Banking Manager. He has 24 years of banking experience, 18 of which were at Westamerica Bank in various levels of senior management, including serving as Senior Vice President and Regional Sales Manager of an eight county area which overlapped our market area. Prior to Westamerica Bank, Mr. Reynoso was with Bank of California where he served initially as a management intern and subsequently as an analyst in the commercial banking department.

On October 26, 2004, the Company appointed Ken E. Johnson, 45, Executive Vice President, Human Resources, for the Company. Previously, Mr. Johnson, who has over 22 years of experience in human resources, served as Executive Vice President and Director of Human Resources of Placer Sierra Bank since May 2004. Prior to joining the Company, Mr. Johnson was with Spectra-Physics Lasers, a laser technology development company, where he served as Vice President, Human Resources of from September 1995 to April 2003, Human Resources Manager from May 1994 to September 1995, Compensation and Benefits Manager from November 1990 to May 1994 and Senior Human Resources Representative from July 1989 to November 1994.

Descriptions of the material terms of the Company’s employment agreement with Mr. Reynoso and other material relationships between the parties are hereby incorporated by reference from the Company’s Registration Statement on Form S-1, No. 333-112778.

Item 9.01 Financial Statements and Exhibits

99.1 October 27, 2004, press release announcing the Company’s financial results for the third quarter ended September 30, 2004.

99.2 Script used in October 27, 2004 webcast.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares

Date: October 29, 2004	By:	/s/ Ronald Bachli
	Name:	Ronald Bachli
	Title:	Chairman and Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	October 27, 2004, press release announcing the Company’s financial results for the third quarter ended September 30, 2004.

99.2	Script used in October 27, 2004 webcast.